SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 18, 1997


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                           0-26172               58-1897792
  (State or other                      (Commission            (IRS Employer
   jurisdiction                          File No.)          Identification No.)
 of incorporation)


                   1800 Parkway Place, Marietta, Georgia 30067
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 770-423-7900


Item 5                   Other Events.

                         The  registrant   distributed  the   Certificateholders
                         Statement for the month of January 1997 to the Series 1994-2 Certificateholders on February 18, 1997.

                         The  registrant   distributed  the   Certificateholders
                         Statement for the month of January 1997 to the Series 1995-1 Certificateholders on February 18, 1997.

                         The  registrant   distributed  the   Certificateholders
                         Statement for the month of January 1997 to the Series 1996-1 Certificateholders on February 18, 1997.


                                      - 1 -



Item 7(c).               Exhibits.

                         The following is filed as an exhibit to this report under Exhibit 28:

99.1 Series 1994-2 Certificateholders Statement for the month of January 1997.

99.2 Series 1995-1 Certificateholders Statement for the month of January 1997.

99.3 Series 1996-1 Certificateholders Statement for the month of January 1997.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CIRCUIT CITY CREDIT CARD
                                      MASTER TRUST


                                      By:     FIRST NORTH AMERICAN
                                      NATIONAL BANK, as
                                      Transferor and Servicer


                                      By:
                                      Michael T. Chalifoux,
                                      Chairman of the Board and President


Date:      February 18, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



Exhibit
Number Exhibit


99.1                Series 1994-2 Certificateholders Statement for the month of
                    January 1997.


99.2                Series 1995-1 Certificateholders Statement for the month of
                    January 1997.


99.3                Series 1996-1 Certificateholders Statement for the month of
                    January 1997.